Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Tabatha III, Inc. (the "Company") on Form 10-KSB for the period ending June 30, 2003, (the "Report"),
I, Robert L. Smith, Chief Executive Officer and John D. Ballard Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.



/s/ Robert L. Smith                    /s/  John Ballard
-----------------------                  -------------------
Chief Executive Officer and             Chief Financial Officer
August 13, 2003                           August 13, 2003